UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) January 14, 2019

Carnival Corporation	Carnival plc

(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales

(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

001-9610	001-15136

(Commission File Number)	(Commission File Number)

59-1562976	98-0357772

I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428	Carnival House, 100 Harbour Parade, Southampton SO15 1ST, United Kingdom

(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000

(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None

(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth companies ☐

If emerging growth companies, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 14, 2019, Katie Lahey was appointed to the Carnival Corporation and Carnival plc boards of directors. Ms. Lahey will also serve on the Audit Committees of each of the boards of directors. Since 2011, Ms. Lahey has been the Executive Chair, Australasia for Korn Ferry, a leadership and talent firm. She is also Chair of the Tourism & Transport Form, Australia’s tourism and transportation industry group, and a non-executive member of the board of directors of Star Entertainment Group, which owns and operates integrated resort destinations in Australia.

Ms. Lahey will be entitled to the compensation we offer our other non-executive directors, including annual retainers and equity compensation in the form of Carnival Corporation restricted stock or restricted stock units. For more information on the compensation of our directors, please refer to our disclosures under the heading “Director Compensation” in our 2018 Annual Proxy Statement.

A copy of the press release announcing Ms. Lahey’s appointment is attached hereto as exhibit 99.1, and is hereby incorporated by reference.

Section 9 – Financial Statements and Exhibits.

Item 9.01 – Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press release dated January 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary

Date:	January 16, 2019	Date:	January 16, 2019